Exhibit 32


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                         AND THE CHIEF FINANCIAL OFFICER

           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned, William A. Rainville, chief executive officer, and Thomas M. O'Brien, chief financial officer, of Kadant Inc., a Delaware corporation (the "Company"), do hereby certify that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 10, 2004                               /s/ William A. Rainville
                                                     ---------------------------
                                                     William A. Rainville
                                                     Chief Executive Officer



                                                     /s/ Thomas M. O'Brien
                                                     ---------------------------
                                                     Thomas M. O'Brien
                                                     Chief Financial Officer